************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1993-1
************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT    Sum of 1/16/96 to 12/16/96
                                                             Distributions
A. Information Regarding Distributions
   1. Total distribution per $1,000 interest                58.000373111
   2. Principal distribution per $1,000 interest             0.000000000
   3. Interest distribution per $1,000 interest             58.000373111

B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
     a. One-month LIBOR                                     N/A
     b. Spread                                              N/A
     c. Class A Certificate Rate                            N/A
   2. Beginning Invested Amount                             N/A
   3. Number of Days in the Interest Period                 N/A

C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                             18,895,008,102.15
      (b) Collections of Finance Charge & Administrative Receivabl
                                                         1,150,304,355.97
      (c) Collections of Principal                      17,744,703,746.18

2. Allocation of Receivables
      (a) Class A Invested Percentage                             84.9996411%
      (b) Principal Allocation Percentage                         N/A

3. Class A Principal
      (a) Total Amount Paid / Deposited to Principal Funding Account   0.00
      (b) Total amount on deposit in Principal Funding Account      N/A

4. Delinquent Balances
      (a) 5 - 29 days -- ($)                          255,235,741.01
          (%)   (Gross/Gross)                                  3.89%
      (b) 30 - 59 days-- ($)                           89,538,748.80
         (%)   (Gross/Gross)                                   1.37%
      (c) 60+ days -- ($)                             174,813,127.07
         (%)   (Gross/Gross)                                   2.67%

5. Class A Investor Default Amount                     46,292,231.91

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT     Sum of 1/16/96 to 12/16/96
                                                          Distributions
6. Class A Investor Charge-Offs;
   Reimbursement of Charge-Offs.
     (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date              0.00
      (b) The amount of Item 6(a) per $1,000 interest           0.00
      (c) Total reimbursed to Trust in respect of Class A  Investor
          Charge-Offs                                           0.00
      (d) The amount of Item 6(c) per $1,000 interest           0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date    0.00

7. Allocable Servicing Fee paid for the Distribution Date(s) with respect to
     the Payment Date                                  21,176,559.96

8. Deficit Controlled Amortization Amount for such Payment Date    0.00

D. Class A Pool Factor                                       1.00000000

E. Receivables Balances
1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                      6,465,154,399.55

2. Finance Charge and Administrative Receivables as of the close of business
     on the last day of the preceding Due Period          92,714,400.06

F. Class B Certificates
1. Class B Invested Amount as of the end of the Payment Date  52,945,000.00

2. Available Collateral Invested Amount as of the end of the Payment Date

                                                             105,883,000.00

************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1993-1
************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT     Sum of 1/16/96 to 12/16/96
                                                        Distributions
A. Information Regarding Distributions
1. Total distribution per $1,000 interest                   53.000003460
2. Principal distribution per $1,000 interest                0.000000000
3. Interest distribution per $1,000 interest                53.000003460

B. Calculation of Class B Interest
1. Class B Coupon                                                N/A
2. Beginning Invested Amount                                     N/A

C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                                18,895,008,102.15
      (b) Collections of FC&A                               1,150,304,355.97
      (c) Collections of Principal                         17,744,703,746.18
2. Allocation of Receivables
      (a) Class B Invested Percentage                          5.00034000%
      (b) Principal Allocation Percentage                        N/A
3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding Account

                                                       0.00
      (b) Total amount on deposit in Principal Funding Account     N/A
4. Delinquent Balances
      (a) 5 - 29 days -- ($)                              255,235,741.01
          (%)   (Gross/Gross)                                  3.89%
      (b) 30 - 59 days-- ($)                               89,538,748.80
          (%)   (Gross/Gross)                                  1.37%
      (c) 60+ days -- ($)                                 174,813,127.07
          (%)   (Gross/Gross)                                  2.67%
5. Class B Investor Default Amount                          2,723,269.13

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT  Sum of 1/16/96 to 12/16/96
                                                      Distributions
6. Class B Investor Charge-Offs;
   Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                               0.00
      (b) The amount of Item 6(a) per $1,000 interest                  0.00
      (c) Total reimbursed to Trust in respect of Class B Investor
          Charge-Offs and other reductions                              0.00
      (d) The amount of Item 6(c) per $1,000 interest                   0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date           0.00
7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                          0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                                 0.00%
8. Available Collateral Invested Amount                      105,883,000.00
9. Deficit Controlled Amortization Amount for such Payment Date        0.00

D. Class B Pool Factor                                           1.00000000

E. Receivables Balances
1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                            6,465,154,399.55
2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period   92,714,400.06

************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1993-2
************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT    Sum of 1/16/96 to 12/16/96
                                                       Distributions
A. Information Regarding Distributions
1. Total distribution per $1,000 interest                     56.000003320
2. Principal distribution per $1,000 interest                  0.000000000
3. Interest distribution per $1,000 interest                   56.00000332

B. Calculation of Class A Interest
1. Class A Certificate Coupon                            N/A
2. Beginning Invested Amount                             N/A

C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                                18,895,008,102.15
      (b) Collections of Finance Charge & Administrative Receivables

                                                            1,150,304,355.97
      (c) Collections of Principal                         17,744,703,746.18
2. Allocation of Receivables
      (a) Class A Invested Percentage                            84.9998980%
      (b) Principal Allocation Percentage                          N/A
3. Class A Principal
      (a) Total Amount Paid / Deposited to Principal Funding Account    0.00
      (b) Total amount on deposit in Principal Funding Account     N/A
4. Delinquent Balances
      (a) 5 - 29 days -- ($)                             255,235,741.01
         (%)      (Gross/Gross)                               3.89%
      (b) 30 - 59 days-- ($)                              89,538,748.80
         (%)      (Gross/Gross)                               1.37%
      (c) 60+ days -- ($)                                174,813,127.07
         (%)      (Gross/Gross)                               2.67%
5. Class A Investor Default Amount                        25,717,906.64

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT      Sum of 1/16/96 to 12/16/96
                                                  Distributions
6. Class A Investor Charge-Offs;
   Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date               0.00
      (b) The amount of Item 6(a) per $1,000 interest            0.00
      (c) Total reimbursed to Trust in respect of Class A Investor
Charge-Offs
                                                                 0.00
      (d) The amount of Item 6(c) per $1,000 interest            0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date      0.00
7. Allocable Servicing Fee paid for the Distribution Date(s) with respect to
     the Payment Date                                    11,764,719.95
8. Deficit Controlled Amortization Amount for such Payment Date  0.00

D. Class A Pool Factor                                     1.00000000

E. Receivables Balances
1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                            6,465,154,399.55
2. Finance Charge and Administrative Receivables as of the close
      of business on the last day of the preceding Due Period   92,714,400.06

F. Class B Certificates
1. Class B Invested Amount as of the end of the Payment Date    29,412,000.00
2. Available Collateral Invested Amount as of the end of the Payment Date

                                                                58,824,000.00

************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1993-2
************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT          Sum of 1/16/96 to 12/16/96
                                                        Distributions
A. Information Regarding Distributions
1. Total distribution per $1,000 interest                59.000003334
   2. Principal distribution per $1,000 interest          0.000000000
   3. Interest distribution per $1,000 interest          59.000003334

B. Calculation of Class B Interest
   1. Class B Certificate Coupon                             N/A
   2. Beginning Class B Invested Amount                      N/A

C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                          18,895,008,102.15
      (b) Collections of FC&A                         1,150,304,355.97
      (c) Collections of Principal                   17,744,703,746.18
2. Allocation of Receivables
      (a) Class B Invested Percentage                      5.00003400%
      (b) Principal Allocation Percentage                        N/A
3. Class B Principal
      (a) Total Amount Paid/Deposited to the Principal Funding Account  0.00
      (b) Total amount on deposit in Principal Funding Account       N/A
4. Delinquent Balances
      (a) 5 - 29 days -- ($)                        255,235,741.01
         (%)      (Gross/Gross)                               3.89%
      (b) 30 - 59 days-- ($)                         89,538,748.80
         (%)      (Gross/Gross)                               1.37%
      (c) 60+ days -- ($)                           174,813,127.07
         (%)      (Gross/Gross)                               2.67%
5. Class B Investor Default Amount                    1,512,830.13

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT   Sum of 1/16/96 to 12/16/96
                                                     Distributions
6. Class B Investor Charge-Offs;
   Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the Distribution Date(s) with respect to the
          Payment Date                                         0.00
      (b) The amount of Item 6(a) per $1,000 interest          0.00
      (c) Total reimbursed to Trust in respect of Class B
          Investor Charge-Offs and other reductions            0.00
      (d) The amount of Item 6(c) per $1,000 interest          0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B
          Invested Amount as of the end of such Payment Date   0.00
7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business
          on the Payment Date                                  0.00
      (b) Available Cash Collateral Amount as a percent of the
          Class B Invested Amount, each at close of business on the
          Payment Date                                         0.00%
8. Available Collateral Invested Amount               58,824,000.00
9. Deficit Controlled Amortization Amount for such Payment Date
                                                               0.00

D. Class B Pool Factor                                    1.00000000

E. Receivables Balances
1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                        6,465,154,399.55
2. Finance Charge and Administrative Receivables as of the close of business
     on the last day of the preceding Due Period            92,714,400.06

************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1993-3
************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT     Sum of 1/16/96 to 12/16/96
                                                     Distributions
A. Information Regarding Distributions
1. Total distribution per $1,000 interest                  804.110871560
   2. Principal distribution per $1,000 interest           750.000000000
   3. Interest distribution per $1,000 interest             54.11087156

B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
    (a) One-month LIBOR                                          N/A
     (b) Spread                                                  N/A
     (c) Class A Certificate Rate                                N/A
2. Beginning Invested Amount                                     N/A
3. Days in the Interest Period                                   N/A

C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                        18,895,008,102.15
      (b) Collections of Finance Charge & Administrative Receivables
                                                    1,150,304,355.97
      (c) Collections of Principal                 17,744,703,746.18
2. Allocation of Receivables (Percentages at 12/16/96 Distribution)
      (a) Class A Invested Percentage                     76.2330389%
      (b) Principal Allocation Percentage                 89.0455428%
3. Class A Principal
      (a) Total Amount Paid/Deposited to Principal Funding Account
                                                       375,000,000.00
      (b) Total amount on deposit in Principal Funding Account    N/A
4. Delinquent Balances
      (a) 5 - 29 days -- ($)                           255,235,741.01
            (%)   (Gross/Gross)                                  3.89%
      (b) 30 - 59 days-- ($)                            89,538,748.80
           (%)   (Gross/Gross)                                   1.37%
      (c) 60+ days -- ($)                              174,813,127.07
            (%)   (Gross/Gross)                                  2.67%
5. Class A Investor Default Amount                      24,982,337.43

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT      Sum of 1/16/96 to 12/16/96
                                                  Distributions
6. Class A Investor Charge-Offs;
   Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution
          Date(s) with respect to the Payment Date                 0.00
      (b) The amount of Item 6(a) per $1,000 interest              0.00
      (c) Total reimbursed to Trust in respect of Class A Investor
          Charge-Offs
                                                                   0.00
      (d) The amount of Item 6(c) per $1,000 interest              0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A
          Invested Amount as of the end of such Payment Date       0.00
7. Allocable Servicing Fee paid for the Distribution Date(s) with
          respect to the Payment Date                      11,556,386.63
8. Deficit Controlled Amortization Amount for such Payment Date     0.00

D. Class A Pool Factor at 12/16/96 Distribution               0.25000000

E. Receivables Balances
1. Principal Receivables as of close of business on the last day
      of the preceding Due Period                       6,465,154,399.55
2. Finance Charge and Administrative Receivables as of the close of business on the last day of the preceding Due Period 92,714,400.06

F. Class B Certificates
1. Class B Invested Amount as of the end of the Payment Date   29,412,000.00
2. Available Collateral Invested Amount as of the end of the Payment Date

                                                               38,235,600.00

************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1993-3
************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT       Sum of 1/16/96 to 12/16/96
                                                     Distributions
A. Information Regarding Distributions
1. Total distribution per $1,000 interest                  49.500000000
2. Principal distribution per $1,000 interest               0.000000000
3. Interest distribution per $1,000 interest               49.500000000

B. Calculation of Class B Interest
1. Class B Certificate Coupon                                     N/A
2. Beginning Class B Invested Amount                              N/A

C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                          18,895,008,102.15
      (b) Collections of FC&A                         1,150,304,355.97
      (c) Collections of Principal                   17,744,703,746.18
2. Allocation of Receivables
      (a) Class B Invested Percentage for 12/16/96 Distribution 8.96866456%
      (b) Principal Allocation Percentage                89.045542774%
3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding Account 0.00
      (b) Total amount on deposit in Principal Funding Account       N/A
4. Delinquent Balances
      (a) 5 - 29 days -- ($)                           255,235,741.01
         (%)   (Gross/Gross)                                  3.89%
      (b) 30 - 59 days-- ($)                            89,538,748.80
         (%)   (Gross/Gross)                                  1.37%
      (c) 60+ days -- ($)                              174,813,127.07
         (%)   (Gross/Gross)                                  2.67%
5. Class B Investor Default Amount                       1,597,345.15

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT         Sum of 1/16/96 to 12/16/96
                                             Distributions
6. Class B Investor Charge-Offs;
   Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the
          Distribution Date(s) with respect to the Payment Date    0.00
      (b) The amount of Item 6(a) per $1,000 interest              0.00
      (c) Total reimbursed to Trust in respect of Class B Investor
Charge-Offs
          and other reductions                                      0.00
      (d) The amount of Item 6(c) per $1,000 interest               0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as
          of the end of such Payment Date                           0.00
7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business on the
          Payment Date                                              0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
                                                                    0.00%
8. Available Collateral Invested Amount                    38,235,600.00
9. Deficit Controlled Amortization Amount for such Payment Date     0.00

D. Class B Pool Factor                                        1.00000000

E. Receivables Balances
1. Principal Receivables as of close of business on the last day of the
     preceding Due Period                               6,465,154,399.55
2. Finance Charge and Administrative Receivables as of the close of business
     on the last day of the preceding Due Period           92,714,400.06

************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1994-1
************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT      Sum of 1/16/96 to 12/16/96
                                                  Distributions
A. Information Regarding Distributions
1. Total distribution per $1,000 interest               57.490651000
   2. Principal distribution per $1,000 interest         0.000000000
   3. Interest distribution per $1,000 interest         57.490651000

B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
     (a) One-month LIBOR                                           N/A
     (b) Spread                                                    N/A
     (c) Class A Certificate Rate                                  N/A
2. Beginning Invested Amount                                       N/A
3. Days in the Interest Period                                     N/A

C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                         18,895,008,102.15
      (b) Collections of Finance Charge & Administrative Receivables

                                                     1,150,304,355.97
      (c) Collections of Principal                  17,744,703,746.18
2. Allocation of Receivables
     (a) Class A Invested Percentage                      85.0000000%
      (b) Principal Allocation Percentage                         N/A
3. Class A Principal
      (a) Total Amount Paid / Deposited to Principal Funding Account    N/A

     (b) Total amount on deposit in Principal Funding Account         N/A
4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                          255,235,741.01
          (%)   (Gross/Gross)                                  3.89%
      (b) 30 - 59 days-- ($)                           89,538,748.80
          (%)   (Gross/Gross)                                  1.37%
      (c) 60+ days -- ($)                             174,813,127.07
         (%)   (Gross/Gross)                                  2.67%
5. Class A Investor Default Amount                     43,720,441.24

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT        Sum of 1/16/96 to 12/16/96
                                                    Distributions
6. Class A Investor Charge-Offs;
   Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s)
          with respect to the Payment Date                        0.00
      (b) The amount of Item 6(a) per $1,000 interest             0.00
      (c) Total reimbursed to Trust in respect of Class A Investor
          Charge-Offs                                             0.00
      (d) The amount of Item 6(c) per $1,000 interest             0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of
          the end of such Payment Date                            0.00
7. Allocable Servicing Fee paid for the Distribution Date(s) with respect to
     the Payment Date                                    20,000,000.04
8. Deficit Controlled Amortization Amount for such Payment Date    0.00

D. Class A Pool Factor                                      1.00000000

E. Receivables Balances ( as reported for 12/16/96 Distribution)
1. Principal Receivables as of close of business on the last day of the
     preceding Due Period                             6,465,154,399.55
2. Finance Charge and Administrative Receivables as of the close of business
     on the last day of the preceding Due Period         92,714,400.06

F. Class B Certificates (as reported for 12/16/96 Distribution)
1. Class B Invested Amount as of the end of the Payment Date  50,000,000.00
2. Available Collateral Invested Amount as of the end of the Payment Date
                                                             100,000,000.00

************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1994-1
************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT         Sum of 1/16/96 to 12/16/96
                                                      Distributions
A. Information Regarding Distributions
1. Total distribution per $1,000 interest                  60.500003200
   2. Principal distribution per $1,000 interest            0.000000000
   3. Interest distribution per $1,000 interest            60.500003200

B. Calculation of Class B Interest
1. Class B Certificate Coupon                                  N/A
   2. Beginning Class B Invested Amount                        N/A

C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                       18,895,008,102.15
      (b) Collections of FC&A                      1,150,304,355.97
      (c) Collections of Principal                17,744,703,746.18
2. Allocation of Receivables
      (a) Class B Invested Percentage                    5.00000000%
      (b) Principal Allocation Percentage                        N/A
3. Class B Principal
      (a) Total Amount Paid / Deposited to the Principal Funding Account
                                                                 N/A
     (b) Total amount on deposit in Principal Funding Account    N/A
4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                          255,235,741.01
         (%)   (Gross/Gross)                                  3.89%
      (b) 30 - 59 days-- ($)                           89,538,748.80
         (%)   (Gross/Gross)                                  1.37%
      (c) 60+ days -- ($)                             174,813,127.07
        (%)   (Gross/Gross)                                  2.67%
5. Class B Investor Default Amount                      2,571,790.67

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT        Sum of 1/16/96 to 12/16/96
                                             Distributions

6. Class B Investor Charge-Offs;

  Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the
          Distribution Date(s) with respect to the Payment Date     0.00
      (b) The amount of Item 6(a) per $1,000 interest               0.00
      (c) Total reimbursed to Trust in respect of Class B Investor
          Charge-Offs and other reductions                          0.00
      (d) The amount of Item 6(c) per $1,000 interest               0.00
      (e) The amount, if any, by which the outstanding principal balance of of the Class B Certificates exceeds the Class B Invested Amount as
          of the end of such Payment Date                           0.00
7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business on the
          Payment Date                                              0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
                                                                    0.00%
8. Available Collateral Invested Amount (as reported for 12/16/96
     Distribution)                                        100,000,000.00
9. Deficit Controlled Amortization Amount for such Payment Date     0.00

D. Class B Pool Factor                                        1.00000000

E. Receivables Balances (as reported for 12/16/96 Distribution)
1. Principal Receivables as of close of business on the last day of the
     preceding Due Period                               6,465,154,399.55
2. Finance Charge and Administrative Receivables as of the close of business
     on the last day of the preceding Due Period           92,714,400.06

************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1994-2
************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT        Sum of 1/16/96 to 12/16/96
                                                    Distributions
A. Information Regarding Distributions
1. Total distribution per $1,000 interest                   70.000000000
   2. Principal distribution per $1,000 interest             0.000000000
   3. Interest distribution per $1,000 interest             70.000000000

B. Calculation of Class A Interest
1. Class A Certificate Coupon                                        N/A
2. Beginning Invested Amount                                         N/A

C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                             18,895,008,102.15
      (b) Collections of Finance Charge & Administrative Receivables

                                                         1,150,304,355.97
      (c) Collections of Principal                      17,744,703,746.18
2. Allocation of Receivables
      (a) Class A Invested Percentage                         87.0000000%
      (b) Principal Allocation Percentage                             N/A
3. Class A Principal
      (a) Total Amount Paid / Deposited to Principal Funding Account    NA
      (b) Total amount on deposit in Principal Funding Account          NA
4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                                255,235,741.01
       (%)   (Gross/Gross)                                           3.89%
      (b) 30 - 59 days-- ($)                                 89,538,748.80
     (%)   (Gross/Gross)                                             1.37%
      (c) 60+ days -- ($)                                   174,813,127.07
          (%)   (Gross/Gross)                                        2.67%
5. Class A Investor Default Amount                           44,749,157.51

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT       Sum of 1/16/96 to 12/16/96
                                                        Distributions
6. Class A Investor Charge-Offs;
   Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s)
          with respect to the Payment Date                         0.00
      (b) The amount of Item 6(a) per $1,000 interest              0.00
      (c) Total reimbursed to Trust in respect of Class A Investor
Charge-Offs
                                                                   0.00
      (d) The amount of Item 6(c) per $1,000 interest              0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of
          the end of such Payment Date                             0.00
7. Allocable Servicing Fee paid for the Distribution Date(s) with respect to
     the Payment Date                                      20,000,000.04
8. Deficit Controlled Amortization Amount for such Payment Date     0.00

D. Class A Pool Factor                                        1.00000000

E. Receivables Balances (as reported for 12/16/96 Distribution)
1. Principal Receivables as of close of business on the last day of the
     preceding Due Period                                6,465,154,399.55
2. Finance Charge and Administrative Receivables as of the close of business
     on the last day of the preceding Due Period            92,714,400.06

F. Class B Certificates (as reported for 12/16/96 Distribution)
1. Class B Invested Amount as of the end of the Payment Date  40,000,000.00
2. Available Collateral Invested Amount as of the end of the Payment Date
                                                           90,000,000.00

************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1994-2
************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT          Sum of 1/16/96 to 12/16/96
                                                       Distributions
A. Information Regarding Distributions
1. Total distribution per $1,000 interest                 72.000000000
2. Principal distribution per $1,000 interest              0.000000000
3. Interest distribution per $1,000 interest              72.000000000

B. Calculation of Class B Interest
1. Class B Certificate Coupon                                  N/A
2. Beginning Class B Invested Amount                           N/A

C. Performance of Trust
1. Collections of Receivables
     (a) Total Collections                          18,895,008,102.15
      (b) Collections of FC&A                        1,150,304,355.97
      (c) Collections of Principal                  17,744,703,746.18
2. Allocation of Receivables
      (a) Class B Invested Percentage                      4.00000000%
      (b) Principal Allocation Percentage                         N/A
3. Class B Principal
      (a) Total Amount Paid/Deposited to the Principal Funding Account   N/A
      (b) Total amount on deposit in Principal Funding Account           N/A
4. Delinquent Balances (as reported for 12/16/96 Distribution)
      (a) 5 - 29 days -- ($)                        255,235,741.01
         (%)   (Gross/Gross)                                  3.89%
      (b) 30 - 59 days-- ($)                         89,538,748.80
         (%)   (Gross/Gross)                                  1.37%
      (c) 60+ days -- ($)                           174,813,127.07
        (%)   (Gross/Gross)                                  2.67%
5. Class B Investor Default Amount                   2,057,432.53

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT      Sum of 1/16/96 to 12/16/96
                                                     Distributions
6. Class B Investor Charge-Offs;
   Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the
          Distribution Date(s) with respect to the Payment Date      0.00
      (b) The amount of Item 6(a) per $1,000 interest                0.00
      (c) Total reimbursed to Trust in respect of Class B Investor
          Charge-Offs and other reductions                           0.00
      (d) The amount of Item 6(c) per $1,000 interest                0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
          the end of such Payment Date                               0.00
7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business on the
          Payment Date                                               0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
                                                                     0.00%
8. Available Collateral Invested Amount                     90,000,000.00
9. Deficit Controlled Amortization Amount for such Payment Date      0.00

D. Class B Pool Factor                                         1.00000000

E. Receivables Balances
1. Principal Receivables as of close of business on the last day of the
     preceding Due Period                                6,465,154,399.55
2. Finance Charge and Administrative Receivables as of the close of business
     on the last day of the preceding Due Period            92,714,400.06

************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1995-1
************************************************************************
CLASS  A  CERTIFICATEHOLDER'S  STATEMENT     Sum of 1/16/96 to 12/16/96
                                               Distributions

A. Information Regarding Distributions
1. Total distribution per $1,000 interest                 57.490651000
2. Principal distribution per $1,000 interest              0.000000000
3. Interest distribution per $1,000 interest              57.490651000

B. Calculation of Class A Interest
1. Calculation of Class A Certificate Rate
     (a) One-month LIBOR                                         N/A
     (b) Spread                                                  N/A
     (c) Class A Certificate Rate                                N/A
2. Beginning Invested Amount                                     N/A
3. Days in the Interest Period                                   N/A

C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                           18,895,008,102.15
      (b) Collections of Finance Charge & Administrative Receivables

                                                       1,150,304,355.97
      (c) Collections of Principal                    17,744,703,746.18
2. Allocation of Receivables
     (a) Class A Invested Percentage                        87.0000000%
     (b) Principal Allocation Percentage                            N/A
3. Class A Principal
      (a) Total Amount Paid / Deposited to Principal Funding Account  NA
      (b) Total amount on deposit in Principal Funding Account        NA
4. Delinquent Balances
      (a) 5 - 29 days -- ($)                            255,235,741.01
          (%)   (Gross/Gross)                                  3.89%
      (b) 30 - 59 days-- ($)                             89,538,748.80
          (%)   (Gross/Gross)                                  1.37%
      (c) 60+ days -- ($)                               174,813,127.07
          (%)   (Gross/Gross)                                  2.67%
5. Class A Investor Default Amount                       26,849,494.52

CLASS  A  CERTIFICATEHOLDER'S  STATEMENT       Sum of 1/16/96 to 12/16/96
                                                       Distributions
6. Class A Investor Charge-Offs;
   Reimbursement of Charge-Offs.
      (a) Class A Investor Charge-Offs, if any, for the Distribution Date(s)
     with respect to the Payment Date                            0.00
      (b) The amount of Item 6(a) per $1,000 interest            0.00
      (c) Total reimbursed to Trust in respect of Class A Investor
          Charge-Offs
                                                                 0.00
      (d) The amount of Item 6(c) per $1,000 interest            0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class A Certificates exceeds the Class A Invested Amount as of the
     end of such Payment Date                                    0.00
7. Allocable Servicing Fee paid for the Distribution Date(s) with respect to
     the Payment Date                                   12,000,000.00
8. Deficit Controlled Amortization Amount for such Payment Date  0.00

D. Class A Pool Factor                                     1.00000000

E. Receivables Balances
1. Principal Receivables as of close of business on the last day of the
     preceding Due Period                            6,465,154,399.55
2. Finance Charge and Administrative Receivables as of the close of business
     on the last day of the preceding Due Period        92,714,400.06

F. Class B Certificates
1. Class B Invested Amount as of the end of the Payment Date 24,000,000.00
2. Available Collateral Invested Amount as of the end of the Payment Date

                                                             54,000,000.00

************************************************************************
Household Finance Corporation
Household Affinity Funding Corporation
Household Affinity Credit Card Master Trust I, Series 1995-1
************************************************************************
CLASS  B  CERTIFICATEHOLDER'S  STATEMENT         Sum of 1/16/96 to 12/16/96
                                                        Distributions
A. Information Regarding Distributions
1. Total distribution per $1,000 interest                        77.000000000
2. Principal distribution per $1,000 interest                     0.000000000
3. Interest distribution per $1,000 interest                     77.000000000

B. Calculation of Class B Interest
1. Class B Certificate Coupon                                             N/A
2. Beginning Class B Invested Amount                                      N/A
C. Performance of Trust
1. Collections of Receivables
      (a) Total Collections                                 18,895,008,102.15
      (b) Collections of FC&A                                1,150,304,355.97
      (c) Collections of Principal                          17,744,703,746.18
2. Allocation of Receivables
      (a) Class B Invested Percentage                             4.00000000%
      (b) Principal Allocation Percentage                                 N/A
3. Class B Principal
      (a) Total Amount Paid/Deposited to the Principal Funding Account     NA
      (b) Total amount on deposit in Principal Funding Account             NA
4. Delinquent Balances
      (a) 5 - 29 days -- ($)                                   255,235,741.01
          (%)   (Gross/Gross)                                           3.89%
      (b) 30 - 59 days-- ($)                                    89,538,748.80
          (%)   (Gross/Gross)                                           1.37%
      (c) 60+ days -- ($)                                      174,813,127.07
          (%)   (Gross/Gross)                                           2.67%
5. Class B Investor Default Amount                               1,234,459.52

CLASS  B  CERTIFICATEHOLDER'S  STATEMENT       Sum of 1/16/96 to 12/16/96
                                             Distributions

6. Class B Investor Charge-Offs;
   Reimbursement of Charge-Offs.
      (a) Class B Investor Charge-Offs and other reductions, if any, for the
          Distribution Date(s) with respect to the Payment Date         0.00
      (b) The amount of Item 6(a) per $1,000 interest                   0.00
      (c) Total reimbursed to Trust in respect of Class B Investor
Charge-Offs
          and other reductions                                          0.00
      (d) The amount of Item 6(c) per $1,000 interest                   0.00
      (e) The amount, if any, by which the outstanding principal balance of the Class B Certificates exceeds the Class B Invested Amount as of
          the end of such Payment Date                                  0.00

7. Available Cash Collateral Amount
      (a) Available Cash Collateral Amount at close of business on the
          Payment Date                                                  0.00
      (b) Available Cash Collateral Amount as a percent of the Class B Invested Amount, each at close of business on the Payment Date
                                                                        0.00%
8. Available Collateral Invested Amount                        54,000,000.00
9. Deficit Controlled Amortization Amount for such Payment Date         0.00

D. Class B Pool Factor                                            1.00000000

E. Receivables Balances
1. Principal Receivables as of close of business on the last day of the
     preceding Due Period                                   6,465,154,399.55
2. Finance Charge and Administrative Receivables as of the close of business
     on the last day of the preceding Due Period               92,714,400.06